Commitments and Contingencies	12 Months Ended
Dec. 31, 2023
Commitments and Contingencies
Commitments and Contingencies
17.	Commitments and Contingencies

Commitments under time charter agreements (Lessor)

As of December 31, 2023 and 2022, future minimum contractual time charter revenue, based on our vessels’ committed, non-cancellable time charter agreements, net of address commissions were as follows:

As of December 31,	2023	2022
Within one year	—	24,416,000
Total	—	24,416,000